UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 29, 2007

Alliant Techsystems Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-10582	41-1672694
(State or other jurisdiction of incorporation)	(Commission FileNumber)	(I.R.S. Employer Identification No.)

5050 Lincoln Drive Edina, Minnesota		55436-1097
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (952) 351-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Changes to Non-Employee Director Compensation and Compensation Plans

On October 30, 2007, Alliant Techsystems Inc.’s (“ATK”) Board of Directors (the “Board”), upon the recommendation of the Board’s Nominating and Governance Committee, approved changes to the compensation paid to ATK’s non-employee directors.

Effective January 1, 2008, and including a transition period between the effective date and ATK’s next annual meeting of stockholders, the compensation paid to ATK’s non-employee directors shall be as follows:

•                  an award of restricted stock valued at $85,000 at the time of grant upon a non-employee director’s initial election to the Board and re-election at each annual meeting of stockholders (increased from $75,000);

•                  an annual cash retainer of $62,500 for non-employee directors, with no additional fees paid for Board and committee meetings attended (changed from an annual cash retainer of $50,000 plus fees of $2,000 for each Board meeting attended and $1,500 for each committee meeting attended in person and for each committee meeting attended via teleconference that lasts longer than two hours);

•                  an annual cash retainer of $15,000 for the chair of the Audit Committee (no change); and

•                  an annual cash retainer of $10,000 for the chair of each of the Personnel and Compensation Committee and Nominating and Governance Committee (no change).

During the transition period, two quarterly installments of the cash retainer ($15,625 each) and the committee chair fees ($3,750 for the Audit Committee and $2,500 for the other committees) will be paid in arrears on March 31, 2008 and June 30, 2008. Annual lump sum advance payments of the cash retainer and committee chair fees will begin with ATK’s 2008 annual meeting of stockholders.

In order to accommodate these changes to non-employee director compensation, the Board approved amendments to the Non-Employee Director Restricted Stock Award and Stock Deferral Program Under the Alliant Techsystems Inc. 2005 Stock Incentive Plan and the Alliant Techsystems Inc. Deferred Fee Plan for Non-Employee Directors. The Board also approved amendments to those two plans and the Alliant Techsystems Inc. Amended and Restated Non-Employee Director Restricted Stock Plan (the former plan for non-employee directors which expired in 2006 but under which certain awards remain outstanding) to add language required by Section 409A of the Internal Revenue Code of 1986, as amended, establishing the latest payment dates for deferred amounts.

This description of the non-employee director plans is qualified in its entirety by reference to the full text of these plans, which are attached to this report as Exhibits 10.1 through 10.3 and are hereby incorporated by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           Changes to Registrant’s Benefit and Compensation Plans and Agreements

On October 29, 2007, the Personnel and Compensation Committee (the “P&C Committee”) of ATK’s Board approved amendments to the following ATK benefit and compensation plans and agreements (the “Plans and Agreements”):

•                   Alliant Techsystems Inc. Supplemental Executive Retirement Plan,

•                   Alliant Techsystems Inc. Defined Contribution Supplemental Executive Retirement Plan,

•                   Alliant Techsystems Inc. Nonqualified Deferred Compensation Plan,

•                   Alliant Techsystems Inc. Executive Severance Plan,

•                   Alliant Techsystems Inc. Income Security Plan, and

•                   Performance Share Award Agreements under the Alliant Techsystems Inc. 2005 Stock Incentive Plan relating to the fiscal years 2007-2009 Measuring Period, the fiscal years 2007-2012 Measuring Period, and the fiscal years 2008-2010 Measuring Period.

As summarized below, the Plans and Agreements were amended primarily to comply with the requirements and final regulations promulgated under Section 409A of the Internal Revenue Code of 1986, as amended, relating to deferred compensation:

•                   The Supplemental Executive Retirement Plan (“SERP”) was revised to include language regarding payment calculations, dates, deadlines and timing and to clarify which individuals are eligible to participate in the SERP and when a termination of employment triggering a payment right occurs.

•                   The Defined Contribution Supplemental Executive Retirement Plan (“Defined Contribution SERP”) was revised to conform the language regarding plan termination, include a time limit for payment in the event of death and clarify which individuals are eligible to participate in the Defined Contribution SERP and when a termination of employment triggering a payment right occurs.

•                   The Nonqualified Deferred Compensation Plan was revised to include language regarding payment dates and deadlines in the event of disability and death and to make certain administrative changes.

•                   The Executive Severance Plan (“ESP”) was revised to clarify that, if an individual has an employment agreement outside of the ESP, any payments by the ESP will be made at the same time and in the same form as the payments under the employment agreement, make certain administrative changes and attach a form of release.

•                   The Income Security Plan was revised to include additional language regarding “good reason” termination and payment deadlines and obligations.

•                   The Performance Award Agreements were revised to impose a time limit for payment.

This description of the Plans and Agreements is qualified in its entirety by reference to the full text of the Plans and Agreements, which are attached to this report as Exhibits 10.4 through 10.11 and are hereby incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.

Description

10.1	Non-Employee Director Restricted Stock Award and Stock Deferral Program (as amended and restated October 30, 2007) Under the Alliant Techsystems Inc. 2005 Stock Incentive Plan.
10.2	Alliant Techsystems Inc. Deferred Fee Plan for Non-Employee Directors, as amended and restated October 30, 2007.
10.3	Alliant Techsystems Inc. Amended and Restated Non-Employee Director Restricted Stock Plan, Amended and Restated as of October 30, 2007.
10.4	Alliant Techsystems Inc. Supplemental Executive Retirement Plan, as Amended and Restated Effective October 29, 2007.
10.5	Alliant Techsystems Inc. Defined Contribution Supplemental Executive Retirement Plan, as Amended and Restated Effective October 29, 2007.
10.6	Alliant Techsystems Inc. Nonqualified Deferred Compensation Plan, as Amended and Restated Effective October 29, 2007.
10.7	Alliant Techsystems Inc. Executive Severance Plan, as amended effective October 29, 2007.
10.8	Alliant Techsystems Inc. Income Security Plan, as Amended and Restated Effective October 29, 2007.
10.9	Form of Performance Award Agreement under the Alliant Techsystems Inc. 2005 Stock Incentive Plan for the Fiscal Years 2007-2009 Measuring Period, as amended effective October 29, 2007.
10.10	Form of Performance Award Agreement under the Alliant Techsystems Inc. 2005 Stock Incentive Plan for the Fiscal Years 2007-2012 Measuring Period, as amended effective October 29, 2007.
10.11	Form of Performance Award Agreement under the Alliant Techsystems Inc. 2005 Stock Incentive Plan for the Fiscal Years 2008-2010 Measuring Period, as amended effective October 29, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANT TECHSYSTEMS INC.

Date: November 2, 2007	By:	/s/ KEITH D. ROSS
Keith D. Ross
Senior Vice President, General
Counsel and Secretary